Exhibit 99.2

Exhibit 99.2

# LPCN 1144 Resolves Non Alcoholic Fatty Liver Disease

Somaya Albhaisi, MD[1]; Kilyoung Kim, PhD[3]; Jonathan Baker, PhD[3]; Nachiappan Chidambaram, PhD[3]; Mahesh V. Patel, PhD[3]; Michael Charlton, MD[4]; Arun J. Sanyal, MD[2]

[1] Dept. of Internal Medicine, Virginia Commonwealth University, Richmond, VA, USA; [2] Div. of Gastroenterology, Hepatology and Nutrition, Virginia Commonwealth University, Richmond, VA, USA; [3] Lipocine Inc., Salt Lake City, UT, USA; [4] Center for Liver Disease, University of Chicago Medicine, Chicago, IL, USA

AASLD THE LIVER MEETING® NOVEMBER 8-12 2019 BOSTON

VCUHealth LIPOCINE ENHANCING HEALTH

## INTRODUCTION

- Hypogonadism, defined by low circulating testosterone (T) levels, is increasingly being recognized in those with metabolic syndrome, the principal risk factor for nonalcoholic fatty liver disease (NAFLD).[1,2]


Hypogonadism
NAFLD/NASH
Attributes of Metabolic Syndrome
Obesity
Type2 Diabetes
Hypertension
Hypertriglyceridemia

- Men with low testosterone are at high risk for NAFLD.[3]
- Patients with NASH show significantly lower free T than those with NAFLD. Levels of free T decreased significantly with the increased incidence of lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis.[4]
- Unlike hepatotoxicity-prone methyltestosterone, LPCN 1144 (oral prodrug of bioidentical T) is lymphatically absorbed.

## AIM

1)Determine the prevalence of NAFLD in hypogonadal males.
2)Evaluate the effect of oral LPCN 1144 on underlying NAFLD in hypogonadal males.

## MATERIAL & METHODS

- Liver Fat Study (LFS, a sub-study of NCT03868059): a 16-week open-label, multi-center, single arm study with LPCN 1144 in hypogonadal subjects (N=36) to assess liver fat % using MRI-PDFF*.


LPCN 1144
Screening
Interim Results
MRI-PDFF BL
MRI-PDFF Δ Interim
MRI-PDFF Δ End-Of-Study

* MRI-PDFF: Magnetic Resonance Imaging-Proton Density Fat Fraction

- SOAR Trial (NCT02081300): a 52-week, multi-center, open-label, active controlled (topical T) study of oral TU treatment in hypogonadal subjects (N=315) to assess changes of liver injury markers.


Control
LPCN 1144 (N=210)
Safety Extension
Serum Biomarker Assessment

## RESULTS

- Observed Higher NAFLD Prevalence in Hypogonadal Males and Baseline Liver Fat % Distribution


66%
25%
% of NAFL Subjects
LFS Population†
General Population‡

† NAFL identified by MRI-PDFF ≥ 5% in LPCN 1144 Liver Fat Study: N = 21/32
‡ Prevalence of NAFL diagnosed by imaging hepatosteatosis ≥ 5% liver fat in general population[5]


Mean LF % BL
12.1 ± 8.1
18.3 ± 7.7
20.5 ± 7.0

* FAS: Full Analysis Set, LF: Liver Fat, BL: Baseline

- Meaningful Liver Fat % Reduction and Substantial Responder Rates*


% of Relative Liver Fat CBL
-33%
-42%
-40%
BL ≥ 5%
BL ≥ 8%
BL ≥ 10%


% of Responders
71%
80%
75%
BL ≥ 5%
BL ≥ 8%
BL ≥ 10%

* Responder rate for relative change is % of patients with at least 30% for relative change from baseline.

- Substantial NAFLD Resolution* and Liver Fat Reduction in NAFLD Resolved Subjects


Interim (Wk8)
EOS (Wk16)
33%
48%


Interim (Wk8)
EOS (Wk16)
-45.2%
-55.6%
Subjects with NAFL Resolution

* Resolution of NAFL is defined as when BL liver fat ≥ 5% is reduced to < 5% at EOS.


NAFL Free (LF < 5%)
NAFL (LF ≥ 5%)
NAFL
NAFL Free

About 50% of NAFLD Subjects Experienced Resolution at Week 16


53%
50%
67%
33%
ALT
AST
ALP
GGT

- Collateral Health Benefits Observed with LPCN 1144 Therapy*


SF-36
Mental Component Summary
Mental Health
Role Emotional
PDQ
Maintained Erection
Sexual Activity
Negative Mood
Positive Mood
Overall Sexual Desire
Mean Change (±95% CI) from Baseline

SF-36: Short Form-36, PDQ: Psychosexual Daily Questionnaire; * Subjects with ALT > 40 U/L at BL (N=33)

- Well Tolerated Safety with LPCN 1144 Chronic Use


Good Gastrointestinal Tolerability
% Subjects


No LDL-C Increase at EOS

## CONCLUSION

- Male Hypogonadism is associated with NAFLD.
- Administration of the T-analog LPCN 1144 resolved NAFLD in half the affected patients without any safety signals.
- These results warrant further assessment of LPCN 1144 for the treatment of NASH in males with low T levels. → Currently a Phase 2 study of biopsy-confirmed NASH subjects is ongoing: LiFT (www.lift-study.com)

## REFERENCES

[1] Kelly et al., Lif Sci 2014
[2] Dhindsa et al., Diab Care 2010
[3] Kim et al., Gastroenterol 2012
[4] Sumida et al., Gastroenterol Hepatol 2015
[5] Younossi et al., Hepatol 2016

## DISCLOSURES

- Author disclosures are on file at AASLD.
- This study was funded by Lipocine Inc.

## Contact information

Dr. Somaya Albhaisi: somaya.albhaisi@vcuhealth.org

Dr. Jonathan Baker: jb@lipocine.com or admin@lipocine.com